UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of earliest event reported: May 30, 2003
                                                   --------------

                           SANDATA TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

Delaware                        000-14401                         11-2841799
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(State of Incorporation)    Commission File Number)           (I.R.S. Employer
                                                             Identification No.)



              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 484-4400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
         ---------------------------------------------------------------------

Item 5.           Other Events.

                  On May 30, 2003, Sandata Technologies, Inc. ("Sandata") announced that its stockholders approved the proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata Technologies, Inc., as amended (together with any amendments, the "Merger Agreement") and to approve the merger contemplated by the Merger Agreement (the "Merger"). On May 30, 2003, the Merger was consummated. Sandata's press release announcing these events is attached hereto.

Item 7(c).        Exhibits.

Exhibit 99.1      Press Release issued by Sandata Technologies, Inc.
                  on May 30, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           SANDATA TECHNOLOGIES, INC.


Date:  May 30, 2003                     By: /s/ Bert E. Brodsky
                                            ---------------------------------
                                            Bert E. Brodsky
                                            Chairman and Chief Executive Officer

                                  Exhibit Index

Exhibit Number           Description
-------------------      ---------------

  Exhibit 99.1           Press Release issued by Sandata Technologies, Inc.
                         on May 30, 2003.

                                  Exhibit 99.1


FOR IMMEDIATE RELEASE                                     CONTACT:
                                                      Bert Brodsky
                                                      Chairman
                                                      Sandata Technologies, Inc.
                                                      (516) 484-4400, X200
                                                      bbrodsky@sandata.com

     Sandata Technologies Reports Completion of a Going Private Transaction
      through Merger with Sandata Acquisistion Corp. Following Approval by
                             Sandata's Stockholders

     Port Washington,  NY, May 30, 2003 - Sandata  Technologies,  Inc.  (NASDAQ:
SAND) announced today that its stockholders approved the proposed merger with Sandata Acquisition Corp. Following the vote at a special meeting of Sandata's stockholders, the merger was consummated and Sandata filed notices with the Securities and Exchange Commission and with the NASDAQ Stock Market requesting termination of registration and removal from listing, respectively.

     As previously announced, an investor group that includes Bert Brodsky, the Chairman and Chief Executive Officer of Sandata, certain other members of Sandata's management, will be the owners of Sandata's common stock following the merger. All Sandata stockholders other than the members of the investor group and those who properly pursue an appraisal of their Sandata shares are entitled to receive $2.21 for each share held.

     Sandata, headquartered in Port Washington, New York, is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10-KSB for the most recently completed fiscal year and other Securities and Exchange Commission filings.